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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                   FORM 8-K

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                                CURRENT REPORT
                    PURSUANT TO SECTION 13 OR 15(d) OF THE
                     THE SECURITIES EXCHANGE ACT OF 1934

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          DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED) FEBRUARY 5, 2003

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                                NORDSTROM, INC.
               (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

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        WASHINGTON                   0-6074                     91-0515058

(STATE OR OTHER JURISDICTION    (COMMISSION FILE           (I.R.S. EMPLOYER
      OF INCORPORATION)              NUMBER)             IDENTIFICATION NO.)



             1617 SIXTH AVENUE, SEATTLE, WASHINGTON     98101
            (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)   (ZIP CODE)


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      REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE  (206) 628-2111

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                              INAPPLICABLE
         (FORMER NAME OR FORMER ADDRESS IF CHANGED SINCE LAST REPORT)

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ITEM 7.  FINANCIAL STATEMENTS, PROFORMA FINANCIAL INFORMATION AND EXHIBITS

(C) EXHIBITS

99.1  Nordstrom January 2003 Preliminary Sales Release, dated February 5, 2003.





















































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ITEM 9. REGULATION FD DISCLOSURE

On February 5, 2003, Nordstrom, Inc. issued a press release announcing our preliminary January 2003 sales. A copy of this press release is attached as Exhibit 99.1.




















































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                                SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                           NORDSTROM, INC.



                                           By:  /s/ Michael G. Koppel
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                                                Michael G. Koppel
                                                Executive Vice President and
                                                Chief Financial Officer

Dated: February 6, 2003








































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EXHIBIT INDEX

EXHIBIT
NUMBER         DESCRIPTION

99.1          Nordstrom January 2003 Preliminary Sales Release, dated
              February 5, 2003